UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8863 E. 34th Street North

Wichita, Kansas 67226

(Address of Registrant’s Principal Executive Office, Including Zip Code)

(620) 325-6363

(Registrant’s telephone number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 19, 2021, AgEagle Aerial Systems Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with the sellers named in the Purchase Agreement (the “Sellers”), completing the acquisition of 100% of the issued and outstanding capital stock of Measure Global Inc. (“Measure”) from the Sellers in accordance with the terms of the Purchase Agreement (the “Transaction”). Measure is an aerial intelligence company that builds software to automate drone operations’ workflows.

On April 23, 2021, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Transaction.

This Amendment No 1 on Form 8-K (“Form 8-K/A”) amends the Original Form 8-K to provide the audited financial statements of Measure and proforma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheet of Measure as of December 31, 2020 and the related statements of comprehensive loss, stockholders’ equity and cash flows for the period from January 6, 2020 (inception) to December 31, 2020 (the “Successor”) and the related notes; as well as the balance sheet of Measure as of December 31, 2019 and the related statements of comprehensive loss, net parent investment and cash flows for the year ended December 31, 2019 and the one month ended January 31, 2020 (the “Predecessor”), are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020, and the unaudited condensed consolidated balance sheet as of December 31, 2020 and related notes, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The Company is furnishing unaudited pro forma financial information in this Form 8-K/A for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Company’s financial performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the Transaction had taken place at the beginning of January 1, 2020 and do not purport to project the future operating results of the consolidated company. In addition, the pro forma information is based upon the Company’s preliminary purchase price allocation and subject to change.

(c) Exhibits

23.1	Consent of Morison Cogen LLP, an independent registered public accounting firm

99.1	Audited Financial Statements of Measure as of and for the years ended December 31, 2020 and 2019

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.
(Registrant)

Date: May 4, 2021
By:	/s/ Nicole Fernandez-McGovern
Nicole Fernandez-McGovern
Chief Financial Officer